UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                -------------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): AUGUST 12, 2004



                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    1-12955                      22-3498615
      (State or Other        (Commission File Number)            (IRS Employer
       Jurisdiction                                             Identification
     of Incorporation)                                             Number)

    50 WEST STATE STREET, TRENTON, NEW JERSEY                       08608
    (Address of Principal Executive Offices)                     (Zip Code)





       Registrant's telephone number, including area code: (609) 396-2200


                                 NOT APPLICABLE
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17
   CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported, on August 12, 2004, Journal Register Company, a Delaware corporation (the "Company"), completed its acquisition of 21st Century Newspapers, Inc., a Delaware corporation ("21st Century"), pursuant to an Agreement and Plan of Merger (the "Agreement"), dated July 2, 2004, with 21st Century and Wolverine Acquisition Corp., a Delaware corporation ("Merger Sub") and a wholly-owned subsidiary of the Company. Pursuant to the Agreement, Merger Sub merged with and into 21st Century, with 21st Century surviving as an indirect wholly-owned subsidiary of the Company (the "Merger"). The assets of 21st Century include four daily newspapers and 87 non-daily publications.

In connection with the transactions described in the Agreement, the Company entered into a Credit Agreement, dated August 12, 2004, with JPMorgan Chase Bank as Administrative Agent and Co-Documentation Agent, J.P. Morgan Securities Inc., as Sole Lead Arranger and Sole Bookrunner, The Bank of New York, Key Bank National Association, SunTrust Bank and Wachovia Bank, National Association, as Co-Syndication Agents, and The Royal Bank of Scotland PLC, as Co-Documentation Agent (the "Credit Agreement"). A copy of the Credit Agreement was previously filed as Exhibit 10.1 to the Company's Current Report on Form 8-K, filed August 20, 2004, to which this Current Report on Form 8-K/A constitutes an amendment.

The purchase price for the acquisition was $415 million and was financed with borrowings under the Credit Agreement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     The following audited financial information of 21st Century as of December 28, 2003, December 29, 2002 and December 30, 2001, and for the fiscal years then ended, is included as Exhibit 99.1 to this Form 8-K/A:

     Report of Ernst & Young LLP, Independent Auditors
     Report of Arthur Andersen LLP, Independent Public Accountants Consolidated Balance Sheets
     Consolidated Statements of Operations
     Consolidated Statements of Stockholders' Equity
     Consolidated Statements of Cash Flows
     Notes to Consolidated Financial Statements

     The following unaudited interim financial information of 21st Century as of, and for the twenty-six weeks ended, June 27, 2004 and June 25, 2003 is included as Exhibit 99.2 to this Form 8-K/A:

     Condensed Consolidated Balance Sheets
     Condensed Consolidated Statements of Operations
     Condensed Consolidated Statements of Cash Flows
     Notes to Condensed Consolidated Financial Statements


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(b) PRO FORMA FINANCIAL INFORMATION.

     The following unaudited pro forma consolidated financial information of the Company and 21st Century is included as Exhibit 99.3 to this Form 8-K/A:

     Pro Forma Consolidated Balance Sheet as of June 27, 2004
     Pro Forma Consolidated Statement of Income for the Twenty-Six Weeks Ended June 27, 2004
     Pro Forma Consolidated Statement of Income for the Fiscal Year Ended December 28, 2003
     Notes to Pro Forma Consolidated Financial Statements

(c) EXHIBITS.

     Exhibit 23.1  Consent of Ernst & Young LLP
     Exhibit 99.1  Audited Consolidated Financial Statements of 21st Century
     Exhibit 99.2 Unaudited Condensed Consolidated Financial Statements of 21st Century
     Exhibit 99.3  Unaudited Pro Forma Consolidated Financial Statements





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                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             JOURNAL REGISTER COMPANY


Date: November 15, 2004                      By: /s/ Jean B. Clifton
                                                 ------------------------------
                                                 Jean B. Clifton
                                                 Executive Vice President
                                                  and Chief Financial Officer




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


                                  EXHIBIT INDEX


     Exhibit 23.1  Consent of Ernst & Young LLP

     Exhibit 99.1  Audited Consolidated Financial Statements of 21st Century

     Exhibit 99.2 Unaudited Condensed Consolidated Financial Statements of 21st Century

     Exhibit 99.3  Unaudited Pro Forma Consolidated Financial Statements




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